SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 21, 2004


                             DEKALB BANKSHARES, INC.





Incorporated under the    Commission File No. 000-50466        I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  61-1444253




                             631 West DeKalb Street

                          Camden, South Carolina 29020

                            Telephone: (803) 432-7575










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Item 7.  Financial Statements and Exhibits

(c)  Exhibit 99 Registrant's 2003 Fourth Quarter Earnings Release


Item 12. Results of Operations and Financial Condition.

         Please see Exhibit 99 for the Registrant's 2003 fourth quarter earnings release.







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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    DEKALB BANKSHARES, INC.
                                    (Registrant)



Date:  January 23, 2004             By: /s/ William C. Bochette, III
                                    --------------------------------------------
                                    William C. Bochette, III
                                    Chairman and Chief Executive Officer








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                                  EXHIBIT INDEX

Exhibit 99        Registrant's 2003 Fourth Quarter Earnings Release